Exhibit 99.2

Schering-Plough Corporation
Statements of Consolidated Income
(Dollars in Millions, except EPS)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

Net Sales	2,556	2,833	5,389	2,421	7,810			2,306	2,618	4,924	2,377	7,301	2,461	9,762	2%	7%
Cost of Sales	579	675	1,254	644	1,898			470	535	1,005	486	1,490	588	2,078	33%	27%
Gross Margin	1,977	2,158	4,135	1,777	5,912			1,836	2,083	3,919	1,891	5,811	1,873	7,684	(6%)	2%
Total SG&A	919	995	1,914	870	2,784			839	955	1,794	830	2,624	820	3,444	5%	6%
Research & Development	305	357	662	354	1,017			289	334	624	310	934	378	1,312	14%	9%
Other, Net*	(26)	(16)	(41)	(4)	(47)			(25)	(29)	(55)	(30)	(84)	489	405	83%	45%
Income before Income Taxes	779	822	1,600	557	2,158			733	823	1,556	781	2,337	186	2,523	(29%)	(8%)
Income Taxes	179	189	368	128	496			169	189	358	180	537	43	580	(29%)	(8%)
Net Income	600	633	1,232	429	1,662			564	634	1,198	601	1,800	143	1,943	(29%)	(8%)

Diluted Earnings per Common Share**	0.41	0.43	0.84	0.29	1.13			0.38	0.43	0.81	0.41	1.22	0.10	1.32	(29%)	(7%)

Avg. Shares Outstanding- Diluted	1,471	1,470	1,470	1,469	1,470			1,472	1,470	1,471	1,470	1,470	1,470	1,470
Actual Shares Outstanding	1,466	1,466	1,466	1,467	1,467			1,463	1,463	1,463	1,464	1,464	1,465	1,465

Ratios To Net Sales

Net Sales	100.0%	100.0%	100.0%	100.0%	100.0%			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of Sales	22.6%	23.8%	23.3%	26.6%	24.3%			20.4%	20.4%	20.4%	20.4%	20.4%	23.9%	21.3%
Gross Margin	77.4%	76.2%	76.7%	73.4%	75.7%			79.6%	79.6%	79.6%	79.6%	79.6%	76.1%	78.7%
Total SG&A	35.9%	35.1%	35.5%	35.9%	35.6%			36.4%	36.5%	36.4%	34.9%	35.9%	33.3%	35.3%
Research & Development	11.9%	12.6%	12.3%	14.6%	13.0%			12.5%	12.8%	12.7%	13.1%	12.8%	15.4%	13.4%
Income Before Income Taxes	30.5%	29.0%	29.7%	23.0%	27.6%			31.8%	31.4%	31.6%	32.8%	32.0%	7.6%	25.8%
Income Taxes	7.0%	6.7%	6.8%	5.3%	6.4%			7.3%	7.2%	7.3%	7.6%	7.4%	1.8%	5.9%
Net Income	23.5%	22.3%	22.9%	17.7%	21.3%			24.5%	24.2%	24.3%	25.3%	24.6%	5.8%	19.9%

* 4th quarter and year-to-date 2001 includes a $500 million provision for a consent decree payment.

** Excluding the provision for a consent decree, diluted EPS declined 8% to $.36 for fourth quarter 2001 and declined 4% to $1.58 for full-year 2001.

Notes: Certain amounts in prior periods have been reclassified from Selling, General and Administrative expenses to Net Sales to comply with EITF No. 00-25, "Vendor Income
Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products."

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
ALLERGY/RESPIRATORY PRODUCT SALES
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

U.S:	805	899	1,703	579	2,282			719	1,006	1,725	937	2,662	725	3,387	(38%)	(14%)
Clarinex	70	137	207	132	340			0	0	0	0	0	0	0	N/M	N/M
Claritin	392	479	871	243	1,114			504	514	1,018	432	1,449	499	1,948	(44%)	(23%)
Claritin D	173	198	371	60	431			106	268	375	297	671	96	768	(80%)	(36%)
Total Claritin Family	565	677	1,242	303	1,545			610	782	1,393	728	2,121	595	2,716	(58%)	(27%)
Nasonex	101	54	155	124	279			63	145	208	107	316	75	391	15%	(12%)
Proventil	59	30	89	22	111			40	66	106	88	194	36	230	(75%)	(43%)
Other	10	1	10	(2)	7			6	13	18	14	31	19	50	N/M	(77%)

International:	209	249	458	226	684			208	239	447	184	631	199	830	23%	8%
Clarinex *	14	36	50	32	82			*	*	*	*	*	*	*	N/M	N/M
Claritin	64	90	154	77	231			79	119	198	77	275	61	336	1%	(16%)
Claritin D	30	25	55	22	77			28	24	52	23	75	32	107	(4%)	3%
Total Claritin Family	94	115	209	99	308			108	143	250	99	350	93	443	-	(12%)
Nasonex	37	47	83	36	119			29	37	66	29	95	39	134	24%	26%
Other	64	51	116	59	175			71	59	131	56	186	67	253	5%	(6%)

Total:	1,014	1,147	2,161	805	2,966			927	1,244	2,171	1,121	3,293	924	4,217	(28%)	(10%)
Clarinex *	85	173	258	164	422			*	*	*	*	*	*	*	N/M	N/M
Claritin	456	568	1,025	321	1,346			583	633	1,216	508	1,725	560	2,285	(37%)	(22%)
Claritin D	203	223	426	82	508			135	292	427	319	746	128	875	(74%)	(32%)
Total Claritin Family	659	792	1,451	402	1,853			718	925	1,643	828	2,471	688	3,159	(51%)	(25%)
Nasonex	138	101	238	160	398			92	183	274	136	411	114	524	17%	(3%)
Proventil	59	30	89	22	111			40	66	106	88	194	36	230	(75%)	(43%)
Other	73	51	125	57	182			77	70	148	69	217	86	304	(17%)	(16%)

* International sales of CLARINEX were included in CLARITIN sales in 2001.
Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
ANTI-INFECTIVE/ANTICANCER PRODUCT SALES
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

U.S.:	411	420	830	472	1,302			251	194	445	177	622	334	956	N/M	N/M
Intron franchise*	342	377	719	426	1,145			187	147	334	129	463	287	750	N/M	N/M
Temodar	34	47	80	42	122			26	26	51	23	75	24	99	80%	63%
Other	35	(4)	31	4	35			38	21	60	25	84	23	107	(84%)	(58%)

International:	387	471	858	485	1,343			274	316	590	319	909	409	1,317	52%	48%
Intron franchise*	215	282	497	277	774			139	169	307	172	479	218	697	61%	62%
Remicade	60	76	137	92	228			27	36	63	42	105	61	166	N/M	N/M
Temodar	25	28	53	34	87			17	18	35	21	57	25	82	60%	54%
Other	87	85	171	82	254			91	93	185	84	268	105	372	(2%)	(5%)

Total:	797	891	1,688	957	2,645			525	510	1,035	496	1,531	742	2,273	93%	73%
Intron franchise*	556	659	1,216	703	1,919			326	315	641	301	942	504	1,447	N/M	N/M
Remicade	60	76	137	92	228			27	36	63	42	105	61	166	N/M	N/M
Temodar	59	74	133	76	209			43	44	87	45	132	49	180	70%	59%
Other	122	82	202	86	289			129	115	244	108	352	128	480	(20%)	(18%)

* The INTRON franchise consists of INTRON A, PEG-INTRON (monotherapy and in combination with REBETOL), and REBETRON Combination Therapy.

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
CARDIOVASCULAR PRODUCT SALES
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

U.S.:	95	89	184	74	258			142	109	251	133	384	134	519	(45%)	(33%)

Integrilin	62	71	134	72	206			34	61	95	53	148	60	208	36%	39%
K-Dur	19	5	24	(2)	21			74	19	92	59	151	62	213	N/M	(86%)
Nitro-Dur	10	6	16	1	17			12	13	25	12	37	8	45	(89%)	(54%)
Other	4	7	10	3	14			22	16	39	9	48	4	53	(67%)	(71%)

International:	22	26	48	26	74			22	25	46	27	73	32	105	(4%)	1%

Integrilin	6	6	12	5	17			4	6	10	6	16	7	23	(19%)	5%
K-Dur	-	1	1	1	2			1	1	1	-	2	-	2	38%	(12%)
Nitro-Dur	13	16	29	16	45			14	16	31	18	49	20	69	(13%)	(7%)
Other	3	3	6	4	10			3	2	4	3	6	5	11	33%	67%

Total:	117	115	232	99	331			164	134	297	160	457	166	623	(38%)	(28%)

Integrilin	68	78	146	77	223			38	67	105	59	164	67	231	31%	36%
K-Dur	20	5	25	(2)	23			74	19	94	59	153	63	216	N/M	(85%)
Nitro-Dur	23	22	45	17	62			26	29	55	30	85	28	113	(43%)	(27%)
Other	6	10	16	7	23			26	19	43	12	55	8	63	(42%)	(58%)

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
DERMATOLOGICALS, OTHER PHARMACEUTICAL, TOTAL PHARMACEUTICAL
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

U.S.	32	20	52	27	79			52	82	133	57	190	23	214	(53%)	(59%)
International	88	92	180	94	274			90	95	185	93	278	102	380	2%	(1%)

Dermatologicals:	120	112	232	121	353			142	176	318	150	468	126	593	(19%)	(25%)

Other Pharm:	159	209	368	158	526			190	163	354	150	502	153	656	5%	5%

U.S.	1,337	1,441	2,778	1,156	3,934			1,166	1,394	2,560	1,294	3,854	1,222	5,076	(11%)	2%
International	870	1,033	1,903	984	2,887			782	833	1,615	783	2,397	889	3,286	26%	20%

Total Pharm:	2,207	2,474	4,681	2,140	6,821			1,948	2,227	4,175	2,077	6,251	2,111	8,362	3%	9%

Notes: Excluding exchange, international pharmaceutical sales increased 19 percent for the third quarter of 2002. Exchange had no impact on international pharmaceutical sales for the first nine months of 2002.

Certain amounts in prior periods have been reclassified from Selling, General and Administrative expenses to Net Sales to comply with EITF No. 00-25, "Vendor
Income Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products."

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
ANIMAL HEALTH, OTC, FOOT CARE, SUN CARE & CONSOLIDATED SALES
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

U.S.	57	49	106	59	165			54	58	112	60	172	78	250	(1%)	(4%)
International	94	122	215	103	318			99	112	212	110	321	123	444	(6%)	(1%)

Animal Health:	150	171	321	162	483			153	170	323	169	493	201	694	(4%)	(2%)

Foot Care:	76	83	160	65	225			76	93	169	77	246	64	310	(16%)	(9%)
OTC:	41	39	79	40	119			53	40	93	42	135	53	188	(5%)	(12%)
Sun Care:	82	66	148	14	162			76	88	164	12	176	31	207	17%	(8%)

U.S.	1,577	1,659	3,236	1,324	4,560			1,411	1,648	3,059	1,472	4,531	1,442	5,973	(10%)	1%
International	979	1,175	2,153	1,096	3,250			895	970	1,865	905	2,770	1,019	3,789	21%	17%

Total Consolidated:	2,556	2,833	5,389	2,421	7,810			2,306	2,618	4,924	2,377	7,301	2,461	9,762	2%	7%

Notes: Excluding exchange, consolidated sales decreased 1 percent for the third quarter of 2002. Exchange had no impact on consolidated sales for the first nine months of 2002.

Certain amounts in prior periods have been reclassified from Selling, General and Administrative expenses to Net Sales to comply with EITF No. 00-25, "Vendor Income
Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products."

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

MISCELLANEOUS DATA
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$

Consolidated Sales
Growth Rates:
As Reported	11%	8%	9%	2%	7%			(3%)	- %	(1%)	- %	(1%)	2%	- %
Excluding Exchange	13%	8%	10%	(1%)	7%			(1%)	(3%)	1%	2%	1%	3%	2%

Other, Net
Interest Income	$17	$18	$35	$18	$53			$38	$32	$70	$29	$99	$22	$121
Interest Expense	(5)	(12)	(17)	(4)	(21)			(11)	(12)	(22)	(8)	(30)	(10)	(40)
FX Gains/(Losses)	2	2	4	(1)	4			(6)	2	(4)	(3)	(7)	4	(4)
Other Income/(Expense)*	12	8	19	(9)	11			4	7	11	12	22	(505)	(482)
Total - Other, Net	$26	$16	$41	$4	$47			$25	$29	$55	$30	$84	($489)	($405)

Effective Tax Rate	23.0%	23.0%	23.0%	23.0%	23.0%			23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%

* 4th quarter and year-to-date 2001 includes a $500 million provision for a consent decree payment.

Excluding the provision for a consent decree, diluted EPS declined 8% to $.36 for fourth quarter 2001 and declined 4% to $1.58 for full-year 2001.

Notes: Certain amounts in prior periods have been reclassified from Selling, General and Administrative expenses to Net Sales to comply with EITF No. 00-25,
"Vendor Income Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products."

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

3rd Quarter 2002				9 Mos. 2002
Actual Shares Outstanding				Actual Shares Outstanding						3rd Quarter Highlights

As of 6/30/02	1,466,350,959			As of 12/31/01			1,465,399,110			- Japanese approval of CLARITIN

Shares Issued				Shares Issued						- EU launch of PEG-INTRON Pre-Filled Pen
Employee Stock Programm	163,933			Employee Stock Programs			1,115,782
										- Bristol-Myers Squibb ro reacquire U.S.
Shares Repurchased	0			Shares Repurchased			0			co-promotion rights for TEQUIN

As of 9/30/02	1,466,514,892			As of 9/30/02			1,466,514,892

Last Updated on 10/24/02
By schering-plough corporation